Exhibit 99.1

Results Driven. Manufacturing Focused. Corporate Presentation March 2017 www.sanchezenergycorp.com

Legal Disclaimers

SN LISTED NYSE

Comanche Asset Acquisition The "Comanche asset acquisition" refers to the transaction pursuant to which Sanchez Energy Corporation ("Sanchez Energy", "SN" or the "Company") together with an entity controlled by The Blackstone Group L.P. ("Blackstone") purchased certain developed and undeveloped oil and gas assets in Maverick, Dimmit, Web and LaSalle Counties, Texas from Anadarko E&P Onshore LLC and Kerr-McGee Oil & Gas Onshore LP for approximately $2.1 billion subject to post-closing adjustments. The effective date of the acquisition is July 1, 2016. Our estimated reserve information includes that of Sanchez Energy including, unless otherwise stated, the reserves acquired in the Comanche asset acquisition. Unless otherwise stated, this presentation gives pro forma effect to the completion of the Comanche asset acquisition and all references in this presentation to (i) reserves as of year-end 2016 or 2016 and (ii) acreage, drilling locations, operational and production information as of year-end 2016, 2016 or later are pro forma for the Comanche asset acquisition, except for where context indicates otherwise, which do not give pro forma effect to the Comanche asset acquisition.

Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as "will," "potential," "believe," "estimate," "intend," "expect," "may," "should," "anticipate," "could," "plan," "predict," "project," "profile," "model," "strategy," "future" or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy's future operating results and returns, Sanchez Energy's strategy and plans or view of the market, or Sanchez Energy's ability to replace or increase reserves, increase production, generate income or cash flows, and reduce leverage ratios are forward-looking statements. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy's actual results to differ materially from the expectations reflected in its forward-looking statements include, among others: Sanchez Energy's ability to successfully execute its business and financial strategies; the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; Sanchez Energy's ability to utilize the services personnel and other assets of Sanchez Oil and Gas pursuant to existing services agreements; Sanchez Energy's ability to replace the reserves it produces through drilling and property acquisitions; the realized benefits of Sanchez Energy's various acquisitions and the liabilities assumed in connection with these acquisitions, including the Comanche asset acquisition; the realized benefits of Sanchez Energy's ventures; the realized benefits of Sanchez Energy's transactions with Sanchez Production Partners LP; the realized benefits of Sanchez Energy's partnership with Blackstone; the extent to which Sanchez Energy's drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; Sanchez Energy's ability to successfully execute its hedging strategy and the resulting realized prices therefrom; The credit worthiness and performance of our counterparts including financial institutions, operating partners and other parties; competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; Sanchez Energy's ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; Sanchez Energy's ability to compete with other companies in the oil and natural gas industry; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; developments in oil-producing and natural-gas producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply of oil and natural gas; Sanchez Energy's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; unexpected results of litigation filed against Sanchez Energy; the extent to which Sanchez Energy's crude oil and natural gas properties operated by others are operated successfully and economically; the use of competing energy sources and the development of alternative energy sources; the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and the other factors described under ITEM 1A, "Risk Factors," in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy's forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy's forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Oil and Gas Reserves The Securities and Exchange Commission ("SEC") requires oil and gas companies, in their filings with the SEC, to disclose "proved oil and gas reserves" (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose "probable reserves" (i.e., quantities of oil and gas that are as likely as not to be recovered) and "possible reserves" (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as "resource potential" or "EURs" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, EURs and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation.

2

© 2017 Sanchez Energy Corporation

Sanchez Energy Overview

SN LISTED NYSE	Market Cap[1]	~$1,000 MM
	Enterprise Value[1]	~$2,500 MM

- **Dominant Western Eagle Ford Acreage Position**
  - Over 4,000 net drilling locations across 335,000 net acres
- **3-year production CAGR of ~ 20%**
  - Potential to increases to ~35% with higher reinvestment case
- **Relentless Focus On Increasing Well Economics**
  - Lowered well costs by over 60% since the end of 2014
- **Significant Resource Potential**
  - Over 4,000 net drilling locations
- **Strengthening Balance Sheet**
  - ~$800 million of liquidity[4] as of 12/31/16



Eagle Ford Shale
Net Acreage: ~335,000[2]
Avg. 2016 Production: 53,350 Boe/d
Pro-Forma Production: ~80,000 Boe/d[2]
100
Miles
Tuscaloosa Marine Shale ("TMS")
Net Acreage: ~50,000 acres[2]

1. Based on a closing stock price of $13.06 as of 2/06/17 and 78.5 million shares outstanding. Enterprise Value includes convertible preferred stock at book value (~$254 million) less ~$500 million of cash
2. As of 12/31/16 pro-forma pending acquisition
3. As of 12/31/2015
4. Liquidity includes approximately $500 million of cash and cash equivalents plus elected commitment of $300 million on credit facility

3

© 2017 Sanchez Energy Corporation

Sanchez Energy: Transformation in 2016… $2.3 Billion Comanche Acquisition Will acquire 300 MMBoe of proved reserves and ~67,000 Boe/d in the Eagle Ford Factory Model Based on Robust Manufacturing Processes Well cost reduction of over 60% and increased EURs Organically Leased Additional 110,000 Net Eagle Ford Acres Complementary to existing acreage position Strengthen Financial Position Divested midstream assets and non-core Eagle Ford acreage 4 Note: Comanche acquisition was signed and announced on 1/12/2017 © 2017 Sanchez Energy Corporation 2016

…Leads to Creation of Shareholder Value Results in the ability to deliver both free cash flow and production growth Improves the balance sheet at a quick pace Provides flexibility to pursue additional opportunities for growth 5 © 2017 Sanchez Energy Corporation On the Path To Generate Significant Free Cash Flow in 2018 and Beyond Leverage Ratio Reduced to Less Than 3.0x in 2018 EBITDA Projected to More Than Double by 2018 3 yr. Projected Production CAGR Over 30%

Sanchez Energy – Building Asset Base in 2016 Top 15 Eagle Ford Acreage Positions(1) 600,000 500,000 400,000 300,000 200,000 100,000 0 6 (1) RBC Capital Markets Research Report 1/3/17 © 2017 Sanchez Energy Corporation Net Eagle Ford Acres SN Added ~170,000 Net Acres Current Position ~585,000 Gross (~335,000 Net) Operated EF Acres Through a series of strategic initiatives, Sanchez Energy is now one of the largest operators in the basin, focused on multiple-bench development in the Western Eagle Ford YE 2015: ~200,000 Net Eagle Ford Acres

Sanchez Energy Transformation Snapshot 50,000 2,000 1,700 - *Location counts do not include prospective locations All pro forma 2016 and 2017E information assumes closing of the Comanche acquisition 7 © 2017 Sanchez Energy Corporation (MMBoe) Net Acres Net Locations Boe/d 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 4,181 3,187 2,275 2013201420152016EPF 2016 450,000 397,314 400,000 350,000 300,000 250,000 200,000 150,000 100,000 50,000 - 2013201420152016EPF 2016 Eagle FordNon-EF 324,661 273,432262,371 138,977 Net Drilling Locations* Net Acreage Position 90,000 80,000 70,000 60,000 40,000 30,000 20,000 10,000 0 2013201420152016E2017E ~80,000 52,524~53,000 30,430 9,100 350~340 300 250 ~190 200 150 100 50 0 2013201420152016EPF 2016 Proved DevelopedProved Undeveloped 135128 59 2017 Focus on Converting PUDs & PDNP to PDP Proved Reserves SN Production

Large Inventory of High Rate of Return Locations

SN LISTED NYSE

Inventory of over 4,000 High Rate of Return Net Drilling Locations

Maverick	
Net Drilling Locations	~1,000
3-Stream EUR (MBoe)	350
Est. Capital Cost ($MM)	**$3.0**
IRR (%)*	60-80%
NPV10 / Well($M)*	$3,371

Comanche	
Net Drilling Locations	~1,000
3-Stream EUR (MBoe)	~625
Est. Capital Cost ($MM)	**$3.2**
IRR (%)*	70-100%+
NPV10 / Well($M)*	$3,079 - $5,247

Catarina	
Net Drilling Locations	1,400+
3-Stream EUR (MBoe)	600 – 1,150
Est. Capital Cost ($MM)	**$3.2**
IRR (%)*	45-100%+
NPV10 / Well($M)*	$2,247 - $4,546

Javelina	
Net Drilling Locations	300+
3-Stream EUR (MMcfe)	12,000
Est. Capital Cost ($MM)	**$6.0 - $7.5**



EagleFord
Maverick
Javelina
Catarina
Comanche
Oil
Condensate
Dry Gas
Maverick
Comanche
Catarina
Javelina
10
Miles

*Price Deck: 12/30/2016 Strip; NGLs 30% WTI; Prices held flat subsequent to 2021
NPV10= Future Projected Cash Flows discounted at 10%; See "Legal Disclaimers – Non-GAAP Measures" and "Non-GAAP Reconciliation and Measures".

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© 2017 Sanchez Energy Corporation

Strong Net Asset Value

SN LISTED NYSE

Location Summary					
Area	Net Producing + DUC Wells	Net Engineered Locations[1]	Net Contingent Locations[2]	Total Net Undrilled Wells	Total Net Locations
Comanche	392	832	162	994	1,386
Catarina	333	846	626	1,472	1,805
Maverick	47	522	480	1,002	1,049
Javelina	0	170	170	340	340
Palmetto	18	153	77	230	248
Other	75	134	9	143	218
Total	**865**	**2,657**	**1,524**	**4,181**	**5,046**

Net Present Value at 12/30/16 Strip ($MM)[3]					
Area	Net Producing Well & DUC Value	Net Engineered Locations[1]	Net Contingent Locations[2]	Total Net Undrilled Locations	Total Value
Comanche	$922	$1,448	$222	$1,670	$2,592
Catarina	$482	$1,205	$139	$1,344	$1,826
Maverick	$89	$765	$189	$954	$1,043
Javelina	-	$384	$217	$601	$601
Palmetto	$8	$410	$121	$531	$539
Other	$44	$117	$7	$124	$168
PDP + Development Value	**$1,545**	**$4,329**	**$895**	**$5,224**	**$6,769**
Grand Total					**$6,769**

Location Counts and Values as of 12/31/2016 for Legacy Assets and 3/1/2017 for the Comanche Asset
Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI
Does not include Prospective Locations

(1) *Engineered Locations – SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing*
(2) *Contingent Locations – Drilling Locations have between a 75% and 90% chance of being commercially economic at the assumed price deck*
(3) *Net Present Value = Future Projected Cash Flows discounted at 10%; See "Legal Disclaimers – Non-GAAP Measures" and "Non-GAAP Reconciliation and Measures".*

9

© 2017 Sanchez Energy Corporation

Operations and Asset Development A Process Driven Manufacturing Approach 10 © 2017 Sanchez Energy Corporation

Multi-Bench Development Western Eagle Ford Western Eagle Ford Multi-Bench Development Across Western Eagle Ford Lower, Middle and Upper Eagle Ford Shale with upside in Austin Chalk and Pearsall Shale Western Eagle Ford Has a Lower Well Density Than the Rest of the Eagle Ford SN holds 335,000 net acres in the Eagle Ford; 4,000+ net drilling locations Presence of large contiguous ranches facilitate efficient development Western Eagle Ford Has Seen Limited Industry Activity over the past 2-3 Years Current completion designs yielding significant increase to well results 11 © 2017 Sanchez Energy Corporation Total Eagle Ford Thickness Eagle Ford Well Density

Multi-Bench Development Potential


TOC
Brittleness

TARGET BENCH	DEVELOPMENT ZONE	FUTURE GROSS DEVELOPMENT LOCATIONS
AUSTIN CHALK E	LOWER AUSTIN CHALK	1,000-1,500
UPPER EAGLE FORD A	UPPER EAGLE FORD	2,000-3,000
UPPER EAGLE FORD B FRAC BARRIER		
UPPER EAGLE FORD C	MIDDLE EAGLE FORD	2,000-3,000
UPPER EAGLE FORD D FRAC BARRIER		
LOWER EAGLE FORD A	LOWER EAGLE FORD	2,000-2,500
LOWER EAGLE FORD B		
LOWER EAGLE FORD C FRAC BARRIER		

Note: "Future Development Locations" are representative of gross locations

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© 2017 Sanchez Energy Corporation

Completion Enhancements Increasing Type Curves

SN LISTED NYSE

Impact of Completion Design on Catarina Well Results[1]



2016 Completion
~1,000 Mboe
2015 Completion
~700 Mboe
Pre-2014 Completion
~450 Mboe
Cumulative Boe
Producing Days

Pre-2014 Completions	
Proppant Loading (lbs/ft)	750 – 1,200
Stage Spacing (ft.)	250-300
Well Cost ($MM)	$7.5
3 Stream EUR (MBoe)	<450

2016 Completions	
Proppant Loading (lbs/ft)	1,750 – 2,000
Stage Spacing (ft.)	200-250
Well Cost ($MM)	$3.0
3 Stream EUR (MBoe)	600 – 1,150

(1) Includes well results from various regions of Catarina with similar completion design by year.

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© 2017 Sanchez Energy Corporation

South Central Development

SN LISTED NYSE

E33 Pad Continues to Outperform South Central Type Curve

- E-33 step out pad continues to outperform and is tracking ~20% above the current South Central Type Curve
- In the process of flowing back 14 total horizontal wells with enhanced completions
  - The E34, E35 and E36 pads were completed with higher proppant loading of ~2,800 lbs/ft. compared to the ~1,750 lbs/ft. on the E33
- Plan to spud E44 appraisal pad later this year as additional appraisal wells potentially increasing location count



E44 Potential Appraisal Inventory Growth
2017 Appraisal Activity
2016 Appraisal Inventory Growth
2016 Appraisal Activity
Catarina Drilled Wells
SN Leases
C1
B1
E44
E33



E33 (4 Well Pad)
South Central Type Curve
1,420 MBoe
1,142 MBoe
Cum BOE
Producing Days
300,000
250,000
200,000
150,000
100,000
50,000
0
40
80
120
160

14

© 2017 Sanchez Energy Corporation

Cost Structure Compared to Eagle Ford Peers



Average Lateral Length
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Average Lateral Length (Ft)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Eagle Ford Company Disclosed Drilling and Completions Cost ($MM)
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
SN
SN Current

** Source: All data excluding the "SN Current" was obtained from RS Energy Group, based on wells drilled in 2016.*
*** Peers include: APC , CHK, COG, CRZO, DVN, ECA, EOG, EPE, Lonestar, MRO, MUR, NBL, PVA, SFY, SM*

15

© 2017 Sanchez Energy Corporation

South Central Catarina Well Economics Margin Increases through Retention of Operating Efficiencies in a Rising Service Cost Environment 16 © 2017 Sanchez Energy Corporation NGL Price Assumption = 30% WTI Oil Oil Price ($/Bbl) $55 $65 $75 Gas Price ($/MMBtu) $3.00 $3.25 $3.50 Estimated Well Costs $3.2MM $3.8MM $4.3MM F&D ($/Boe) $2.80 $3.33 $3.77 NPV $4,026M $5,283M $6,640M IRR 86% 95% 100%+

Focus on Integration and Scalability

SN LISTED NYSE

Many Aspects Of The Comanche Acquisition Are Strategically Similar To The Acquisition Of Catarina

Acquisition Comparison	Catarina Acquisition	Comanche Acquisition
Acquisition Value Buildup	PDP + DUCs = ~75% Value	PDP + DUCs = ~80% Value
Extensive DUC Inventory	22 DUCs	132 DUCs
Area of Interest	Western Eagle Ford	Western Eagle Ford
Gross Eagle Ford Development Locations	1,500 Future Development Locations	4,000 Future Development Locations
Developed Water Infrastructure System	✓	✓
Developed Third Party Gathering	✓	✓
Developed Road & Facilities Infrastructure	✓	✓

17

© 2017 Sanchez Energy Corporation

Comanche Activity Update Focused on Integration Sanchez’s Comanche asset team has been meeting since January Began vendor negotiations in January to get in front of service cost inflation DUC Focused Operations Expect to complete 132 drilled but uncompleted (DUC) wells over the next 4 quarters Highest rate of return project in Sanchez’s portfolio Testing 10,000 ft laterals 5 1 6 3 2 4 Drilling Activity Ramping Up 7 Infill drilling opportunities around current DUC inventory Activity focused on areas 3 and 5 Initial flow back expected From Targeting double digit production growth 1st Rig Begins Operations SN Comanche Acquisition Closes DUC wells 3/1/2017 mid-April 12/31/2017 3/3/2017 3/25/2017 late April early May Completion Spreads Operating 4th & 5th Rigs Begin Operations 2nd & 3rd Rigs Begin Operations 18 © 2017 Sanchez Energy Corporation 2017 Capital Activity Focused on DUC Completion and Drilling in Areas 3 and 5 Offsetting Catarina

2017 Capital Guidance Capital ($MM) $160 - $170 Catarina Comanche Palmetto Maverick Comanche DUC Land/Infrastructure/G&G Rigs 1.5 Net Wells Catarina 53 Maverick 1 35 $100 - $110 23% Comanche 3.5 21 $90 - $100 Comanche DUC --32 $40 - $50 21% Total 141 $390 - $430 37% Capital ($MM) $5 - $10 10% Rigs <1 Net Wells 7% Palmetto 3 2% Land/Infrastructure/G&G $30 - $35 19 © 2017 Sanchez Energy Corporation 2017 Total Capital Budget: $425 MM - $475MM 2018 Total Capital Budget: ~$500 MM Other Eagle Ford Non - Operated 2017 Capital Budget Eagle Ford Operated

Sanchez Energy Positioned for Significant Growth Comanche Provides Significant Production Growth While Operating Within Cash Flow in the Next 12-18 Months 1,400 120 1,200 100 1,000 80 800 60 600 40 400 20 200 - 0 2017 2018 2019 SN Standalone Capital SN + Comanche Capital SN Standalone Production SN + Comanche Production Increased Production Growth Outlook 3 year organic production growth CAGR now projected over 10% per year Production levels double 2016 exit rate by 2018 Legacy Asset Production Continues to Grow Additional locations in Maverick and improved type curves in South Central Catarina help grow legacy production 20 © 2017 Sanchez Energy Corporation Production (MBoe/d) Capital Spending ($Million)

Financial Flexibility to Increase Capital Spending… Comanche Expected to Deliver Production Growth While Internally Funding CapEx in 2018 Illustrative example of production growth given the reinvestment of free cash flow * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI Free Cash Flow is a non-GAAP financial measure see “Non-GAAP Reconciliation and Measures” 21 © 2017 Sanchez Energy Corporation $1,000 $800 $600 $400 $200 $0 Accelerated 2017E 2018E 2019E CapEx Operating Cash Flow Base CapEx Base CapEx Base CapEx $150 $100 $50 $0 ($50) ($100) 2017E 2018E 2019E Free Cash Flow SN + Accelerated Capital Spending ($MM)* SN Base Case ($MM)*

…And Increase Production and NAV Production Growth and Free Cash Flow Expected to Reduce Leverage Ratios Significantly Over the Next Two Years * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI (1) Calculated on a LTM Net Debt basis © 2017 Sanchez Energy Corporation 22 Production (Mboe/d) SN's Leverage Ratio Capital Spending Acceleration 3 year CAGR increases to ~30%Increases NAV by ~$191 million Debt Leverage Below 2.5x in 2018 3.50x 3.00x 2.50x 2.00x 1.50x 1.00x 0.50x current outlook accelerated capex case 0.00x 2017E 2018E 2019E 200 150 100 50 current outlook accelerated capex case 0 2017E 2018E 2019E 3-Year CAGR ~20% 3-Year CAGR ~35% SN Leverage(1) Improved Production Growth Rate

Extensive Field Infrastructure Extensive Field Gathering and Water Infrastructure Throughout Comanche Identified for further Infrastructure Buildout Water Infrastructure Comanche Acreage Gas Gathering Oil Gathering Water Infrastructure Water infrastructure is sufficient in Areas 3, 4, 5, and 7 Pipeline system will support up to 12 rigs and 6 frac spreads of simultaneous activity 18” and 22” trunk lines with 18” spur lines to ~85% of the acreage position 548 miles of gas pipeline and 241 miles of oil pipeline 24 compressor stations with centralized delivery points 23 © 2017 Sanchez Energy Corporation Comanche Water Infrastructure 3rd Party Gathering System

SPP Midstream Relationship

Western Eagle Ford Focus Results in Synergies Through SPP's Midstream Asset Base



EagleFord
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
FRIO
ATASCOSA
MAVERICK
DIMMIT
Raptor Gas Processing Facility
Carnero Gathering Line
VelociFrac Fractionator
MCMULLEN
LA SALLE
Catarina
VelociFrac Ethane Line
Raptor Seco Pipeline
WEBB
DUVAL
10
Miles

24

© 2017 Sanchez Energy Corporation

Financial Highlights 25 © 2017 Sanchez Energy Corporation

Financial Strategy Maintain Adequate Liquidity Monetized non-core assets to build liquidity No near term debt maturities Achieve Upside Through Balanced Commodity Mix Continue Active Hedge Program to De-Risk Cash Flows Focus on Remaining a Low Cost Leader Improves margins Drives value creation for shareholders Decrease Leverage Through Cash Flow Growth 26 © 2017 Sanchez Energy Corporation

Extended Debt Maturity Runway No Bonds Maturing Until 2021 Revolver Currently Undrawn Robust Covenant Headroom High yield has no financial maintenance covenants Maintenance covenants under existing revolver are: 1.0x Current Ratio 2.0x Net First Lien Debt/LTM EBITDA $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 20162017 2018 2019 2020 2021 2022 2023 Undrawn Revolving Credit Facility 7.75% Senior Notes 6.125% Senior Notes Note: 7.75% Senior Notes mature June 2021; 6.125% Senior Notes mature January 2023 27 © 2017 Sanchez Energy Corporation ($ MM) $1,150 $600 $300

Achieve Upside Through Blended Commodity Mix NGL Discount to WTI Expected to Shrink Multiple ethane crackers expected to come online starting in 2017 Growing propane exports Natural Gas Strategically located near export lines to Mexico LNG exports growing Oil Higher realized prices than Permian and Bakken Ability to ramp oil by focusing activity in high oil cut areas Diversified Exposure To All Three Commodity Streams Allows for Capital Allocation Decisions To Be Product Neutral NGL 19% NGL 31% Oil 32% Oil 56% Gas 25% Gas 37% Oil Gas NGL Oil Gas NGL * Reflects commodity mix for nine months ended 9/30/16 28 © 2017 Sanchez Energy Corporation 2016 Commodity Mix (% of Revenue)* 2016 Commodity Mix (% of Production)*

Focus on Remaining a Low Cost Leader $50 $45.06 $45 $40 $35 $30 $25 $20 $15 $10 $5 $-(1)(2) 2014 2011 (1)(2) 2013(1)(2) 2015(1)(2) 2016 (1)(3) 2012(1)(2) (1) For the years ended Dec. 31, 2012, 2013, 2014, 2015 and 2016 cash G&A excludes non-cash stock-based compensation of approximately $25.5 million ($54.49/Boe), $17.8 million ($4.58/Boe), $12.8 million ($1.15/Boe), $14.8 million ($0.77), $12.8 million ($2.70/Boe) and $37.1 million ($1.90/Boe), respectively. For the years ended Dec. 31, 2013, 2014, 2015 and 2016 cash G&A excludes acquisition and divestiture cost of $4.1 million ($1.07), $1.8 million ($0.16) and $3.8 million ($0.20/Boe) and $8.1 million ($0.42/Boe), respectively. Includes preferred dividends paid in common equity in Interest and Dividends and amortization of deferred gain associated with Western Catarina Midstream divestiture (2) (3) 29 Note: Cash G&A is a non-GAAP financial measure see “Non-GAAP Reconciliation and Measures” and LOE represents oil and natural gas production expense. © 2017 Sanchez Energy Corporation Total Cash Operating Cost Per Barrel Cash G&ALOETaxesInterest & Dividends $4.78 $41.46 $4.72 $4.53 $9.37 $7.26 $27.56 $26.09 $30.91 $10.99 $9.34 $19.72 $20.08 $24.95 $7.10 $3.89 $4.47 $8.46 $1.43 $9.21 $8.43 $8.30 $4.40 $2.89 $3.32 $2.89 $7.32 SN’s Low Cost Leadership Improves Margins and Supports the Company’s Capital Program

Strengthening Balance Sheet 2017E 2018E 2019E * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI 30 © 2017 Sanchez Energy Corporation Long-Term Outlook EBITDA Projected to Double by 2018Generate Free Cash Flow in 2018 Debt Leverage Below 3.0x in 2018 5.0x 4.0x 3.0x 2.0x 1.0x STRIP*$65/$3.50 5.0x 4.0x 3.0x 2.0x 1.0x 2017E2018E2019E STRIP*$65/$3.50 SN + Comanche Leverage SN Leverage

Sanchez Energy: Summary Highlights 31 © 2017 Sanchez Energy Corporation Dominate Western Eagle Ford Acreage Position Announced $2.3 billion acquisition in the Western Eagle Ford Leased 110,000 net acres in Maverick and Javelina areas Relentless Focus on Improving Well Economics Well costs have decreased greater than 60% since the end of 2014 Over 4,000 net drilling locations with wellhead rate of returns in excess of 50% Significant Resource Potential Over 4,000 gross unbooked Upper and Middle Eagle Ford Shale locations Javelina play has over 3.6 Tcfe of resource potential Strengthening Balance Sheet On pace to generate free cash flow in 2018 Estimated leverage ratio under 3.0x in 2018 Exited 2016 with ~$800 million of liquidity

Appendix 32 © 2017 Sanchez Energy Corporation

2017 Production and Cost Guidance Guidance(1) FY 2017 FY 2018 Production Volumes: Oil (Bbls/d) NGLs (Bbls/d) Natural Gas (Mcf/d) 29,250 - 30,750 23,010 - 24,190 154,440 - 162,360 39,200 - 41,160 28,800 - 30,240 192,000 - 201,600 Barrel of Oil Equivalent (Boe/d) 78,000 - 82,000 100,000 - 105,000 Operating Costs & Expenses : Cash Production Expense ($/Boe)(2) Non-Cash Production Expense ($MM) Production & Ad Valorem Taxes (% of O&G Revenue) Cash G&A ($/Boe)(3) $9.00 - $10.00 $15 5% - 6% $2.00 - $2.50 (1) (2) (3) Assumes each period is operated in ethane rejection; Subsequent quarterly production may fluctuate due to the effects of pad drilling (typical pad size will vary between 5 and 10 wells per pad) Cash Production Expense guidance only relates to production expenses reported on the cash flow statement and does not include the effect from the deferred gain related to the Western Catarina Midstream Divestiture. Excludes stock based compensation. 33 © 2017 Sanchez Energy Corporation

Comanche Acquisition Adjacent to SN’s Core Acreage Eagle Ford Shale Locations *NYMEX strip pricing as of 12/30/2016 (annual averages, held flat after 2021). 34 © 2017 Sanchez Energy Corporation Asset SummaryPDPPDNP (DUCs)Development Total Eagle Ford Locations (Gross)1,4351324,240 5,807 Resource (Net to SN) (MMBoe)10016482 598 NPV-10 (Net to SN) at Strip* ($MM) $767$155 $1,670 $2,592 PDP + DUCs Account for ~80% of ~$1.15B Purchase Price 33.5 MBoe/d Net to SN • 36% oil / 34% NGLs Over $900 MM in NPV-10 Value from PDP and PDNP (DUCs), net to SN 132 Drilled Uncompleted Wells (“DUCs”) de-risk near-term development and cash flow Over 4,000 Identified Undeveloped 5 1 3 6 2 4 7 2017 capital activity focused on DUC completion and drilling acreage near Catarina

Strategic JV Facilitates Comanche Acquisition Blackstone Sanchez Energy Energy Partners $400 million See press release issued on 1/12/2017 for additional information 35 © 2017 Sanchez Energy Corporation CoCmomanancchheeEEaagle FFoorrddAAsssestests 50% of Assets $1.15 billion 50% of Assets $1.15 billion Restricted Subsidiary 60% DUCs & PUD+ Non-Recourse Unrestricted Subsidiary $750 million 100% PDP 40% DUCs & PUD+ Non-Recourse RBL Preferred Equity Repeatable Structure – Matches Cash Flow with Appropriate Financing

Drilling Inventory – Breakeven Analysis 600 48 Net Locations Breakeven Oil Price 500 40 400 32 300 24 200 16 100 8 0 0 Comanche Area 5 Maverick Catarina South Comanche Comanche Area 4 Palmetto Comanche Area 7 Catarina Western Catarina Western Stacked Central Area 3 Note: Assumes Flat $3.50 Gas; NGL Pricing @ 30% of WTI Does not include Contingent or Prospective locations Engineered Locations includes SEC Proved locations + locations that are geologically un-risked but do not qualify as SEC PUDs due to factors such as assumed drill timing 36 © 2017 Sanchez Energy Corporation Net Engineered Drilling Locations WTI Breakeven Oil Price @ 10% IRR 2,657 Total Net Engineered Locations – Average Estimated Breakeven Price ~$35/Bbl

Detailed SN Hedge Position Swaps 104 $3.05 Swaps Collars 5,000 2,000 $51.70 $45.00 $62.00 Swaps 120 $3.08 Swaps Collars 5,000 2,000 $51.70 $45.00 $62.00 Swaps 103 $3.05 Swaps Collars 5,000 2,000 $51.70 $45.00 Swaps 94 $3.03 $62.00 Swaps 84 $3.02 Swaps 75 $3.02 Swaps 71 $3.01 Swaps 20 $3.02 Swaps 20 $3.02 Swaps 20 $3.02 Swaps 20 $3.02 As of 3/20/17 37 © 2017 Sanchez Energy Corporation 4Q19 Total Volume 20 3Q19 Total Volume 20 2Q19 Total Volume 20 1Q19 Total Volume 20 4Q18 Total Volume 71 3Q18 Total Volume 75 2Q18 Total Volume 84 4Q17 Total Volume 7,000 1Q18 Total Volume 94 4Q17 Total Volume 103 3Q17 Total Volume 7,000 3Q17 Total Volume 120 2Q17 Total Volume 7,000 2Q17 Total Volume 104 Natural Gas Hedges Daily Volume Quarter Type of Contract MMBtus/d Swap Price Crude Oil Hedges Type of Daily Volume Quarter Contract Bbls/d Floor Price Ceiling Price

Detailed SN Hedge Position Swaps 104 $3.05 Swaps Collars 5,000 2,000 $51.70 $45.00 $62.00 Swaps 120 $3.08 Swaps Collars 5,000 2,000 $51.70 $45.00 $62.00 Swaps 103 $3.05 Swaps Collars 5,000 2,000 $51.70 $45.00 Swaps 94 $3.03 $62.00 Swaps 84 $3.02 Swaps 75 $3.02 Swaps 71 $3.01 Swaps 20 $3.02 Swaps 20 $3.02 Swaps 20 $3.02 Swaps 20 $3.02 As of 3/20/17 38 © 2017 Sanchez Energy Corporation 4Q19 Total Volume 20 3Q19 Total Volume 20 2Q19 Total Volume 20 1Q19 Total Volume 20 4Q18 Total Volume 71 3Q18 Total Volume 75 2Q18 Total Volume 84 4Q17 Total Volume 7,000 1Q18 Total Volume 94 4Q17 Total Volume 103 3Q17 Total Volume 7,000 3Q17 Total Volume 120 2Q17 Total Volume 7,000 2Q17 Total Volume 104 Natural Gas Hedges Daily Volume Quarter Type of Contract MMBtus/d Swap Price Crude Oil Hedges Type of Daily Volume Quarter Contract Bbls/d Floor Price Ceiling Price

Capitalization Summary Revolving credit facility (due June 2019) $350 million borrowing base with an elected commitment of $300 million and an interest rate of LIBOR + 2.00% - 3.00% as of 6/30/16 Financial Maintenance Covenants: • • Maximum Net First Lien Debt to LTM EBITDA of 2.0x Minimum Current Ratio of 1.0x $600 million of 7.75% senior unsecured notes (due June 2021) No liquidity or financial maintenance covenants $1,150 million of 6.125% senior unsecured notes (due January 2023) No liquidity or financial maintenance covenants ~$91 million of 4.875% cumulative perpetual convertible preferred stock, series A Convertible into ~4.3 million shares of common stock ($21.51/share) Mandatorily convertible after 10/5/17 if common stock trades above $27.96 for at least 20 out of 30 trading days No liquidity or financial maintenance covenants ~$177 million of 6.50% cumulative perpetual convertible preferred stock, series B Convertible into ~8.3 million shares of common stock ($21.40/share) Mandatorily convertible after 4/6/18 if common stock trades above $27.82/share for at least 20 out of 30 trading days No liquidity or financial maintenance covenants Common shares outstanding as of 2/6/17: Basic: 78.6 million Fully diluted: 91.1 million (assuming full conversion of both series of preferred stock) 39 © 2017 Sanchez Energy Corporation

2016 Catarina Appraisal Results

SN LISTED NYSE

Piloncillo E33 (Pilot + 4 MEF laterals)

- Highest IP rate pad brought online to date (1,500-1,800 Boe/d per well)
- Exceeds south central type curve

Piloncillo A25 (Pilot + 3 UEF/MEF laterals)

- Successful step out test of UEF/MEF stack
- High fluid volume test and high proppant volume test

Piloncillo B1 (Pilot + 4 MEF laterals)

- North Central step-out appraisal linking West Stack to South Central
- Completions design testing
- Performance exceeds west stack type curve, particularly for yield


East
B-1
West Stack
South Central
A-25
E-33
West

SC CATARINA E33		
Oil	IP (Bbl/d)	575
	Initial Decline (%)	73.0%
	Oil EUR (MBbl)	411
Gas	IP (Mcf/d)	5,000
	Initial Decline (%)	70.0%
	Gas EUR (MMcf)	3,200
NGL	NGL Yield (Bbl/MMcf)	119
	NGL EUR (MBbl)	476
3 Stream EUR (MBoe)		1,420
% Oil		*29%*
Well Cost ($M)		$3,200

40

© 2017 Sanchez Energy Corporation

Leader in Existing Multi-Bench Development 60 50 40 30 20 10 0 2014 2015 2016 2017E Development Year Sanchez is a leader in multi-bench development of the Eagle Ford Over 300 producing wells currently online Stacked development accounts for greater than 90% of current Catarina development program Development of multiple zones concurrently enhances total hydrocarbon recovery per acre Wellhead returns in excess of 50% at current strip* * Price Deck: 12/30/2016 NYMEX Strip; Assumes NGL Pricing @ 30% of WTI 41 © 2017 Sanchez Energy Corporation Number of Wells Drilled Catarina Drilled Wells in Middle & Upper Eagle Ford Multi-Bench Development of Existing Sanchez Assets

Western Catarina Development Stacked development focused in the Lower and Middle Eagle Ford Significant amount of additional high rate of return drilling inventory remaining Successful infill and step-out drilling program to date continues to yield strong returns at current strip pricing Producing Days *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI 42 © 2017 Sanchez Energy Corporation Gas Rate (Mcf/d) Western Catarina Type Curve WESTERN CATARINA Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 200 65.0% 181 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 3,000 65.0% 2,175 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 119 324 3 Stream EUR (MBoe) 867 % Oil 21% Well Cost ($M) $3,200 NPV10 ($M) $2,451 IRR (%) 46%

Comanche: Area 3 Overview *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI AC 140’ Upper EF Middle EF 100’ Lower EF BUDA 600’ 43 © 2017 Sanchez Energy Corporation Area 3 – Target Strategy 2017 Activity In Area 3 Net Capital ~$80MM Drilling of 61 Gross Development Wells Completions of 40 Gross Development Wells Completions of 80 Gross DUCs Comanche Area 3 Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 520 78.0% 258 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 2,487 74.0% 1,123 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 188 3 Stream EUR (MBoe) 633 % Oil 41% Well Cost ($M) $3,200 NPV10 ($M)* $3,079 IRR (%)* 71%

Comanche: Area 5 Overview *Price Deck: Price Deck: 12.30.16 Strip; Assumes NGL Pricing @ 30% of WTI AC Upper EF 160’ Middle EF Lower EF BUDA 600’ 44 © 2017 Sanchez Energy Corporation Area 5 – Target Strategy 2017 Activity In Area 5 Net Capital ~$55MM Drilling of 51 Gross Development Wells Completions of 20 Gross Development Wells Completions of 50 Gross DUCs Comanche Area 5 Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 740 77.0% 413 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 1,289 71.0% 582 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 98 3 Stream EUR (MBoe) 607 % Oil 68% Well Cost ($M) $3,200 NPV10 ($M)* $5,247 IRR (%)* 100%+

Maverick Regional 2017 Maverick development activity 35 net wells at 750 ft in-zone spacing 2016 appraisal focused on double and triple stacking Eagle Ford target intervals 500+ well inventory for single zone LEF; nearly doubles with UEF stack Maverick TC *Price Deck: Price Deck: 12/30/16 Strip; Assumes NGL Pricing @ 30% of WTI Days 45 © 2017 Sanchez Energy Corporation Oil Rate (BOPD) MAVERICK Type Curve Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 550 76% 329 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 120 68% 62 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 117 11 3 Stream EUR (MBoe) 350 % Oil 94% Well Cost ($M) $3,000 NPV10 ($M)* $3,371 IRR (%)* 79%

Non–GAAP Reconciliation and Measures The Company presents the net present value (denoted “NPV” or “NPV10” in the presentation) of our reserves attributable to our Engineered and Contingent Locations as of December 30, 2016, which is equal to the present value, discounted at 10% per annum, of the estimated fair value of future cash flows of our these net of capital and operating costs, before deducting future income taxes. The Company has used a specified price deck and reserve classifications as described in this presentation. These assumptions do not coincide with SEC pricing or reserve classification guidelines. The Company does not believe NPV to be a “Non-GAAP financial measure,” as defined in SEC rules, since GAAP does not provide for disclosure of the Standardized Measure as of an interim date or when using non-SEC guided assumptions and the Company believes there is no directly comparable GAAP measure; therefore it is not practicable to provide a reconciliation to any GAAP measure. The Company uses NPV as an arbitrary reserve asset value measure to compare against past reserve bases and the reserve bases of other business entities. NPV should not be considered as an estimate of fair market value or as an alternative to PV-10 or Standardized Measure. The Company’s calculations of NPV are based on numerous assumptions that may change as a result of future activities or circumstances. EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) depletion, depreciation, amortization, and accretion; (5) stock-based compensation expense; (6) acquisition costs included general and administrative; (7) income tax expense (benefit); (8) loss (gain) on sale of oil and natural gas properties; (9) impairment of oil and natural gas properties; and (10) other non-recurring items that we deem appropriate; LESS: (1) premiums on commodity derivative contracts; (2) interest income; and (3) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical cost basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. This presentation contains disclosure of free cash flow, which is a “non-GAAP financial measure,” as defined in SEC rules. Free cash flow is presented herein because of the wide acceptance of such measure by the investment community as financial indicators of a company’s ability to internally fund exploration and development activities. We also view the non-GAAP measure of free cash flow as a useful tool for comparisons of our financial indicators with those of peer companies that follow the full cost method of accounting. Free cash flow should not be considered as an alternative to net income or other cash flow presentations, as defined by GAAP. We have not included in this presentation forward-looking cash flows from operating activities because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, free cash flow, to the most directly comparable GAAP financial measure, cash flows from operating activities, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. This presentation contains disclosure of cash production expense, which is a “non-GAAP financial measure,” as defined in SEC rules. Cash production expense equals production expense minus non-cash production expenses. Cash production expense is presented herein in an attempt to assist the public in understanding the difference between production expense as will be reported in SEC filed financials. We also view the non-GAAP measure of cash production expense as a useful tool for comparisons of our financial indicators with those of peer companies. Cash production expense should not be considered as an alternative to production expense presentations, as defined by GAAP. This presentation contains disclosure of cash G&A per Boe, which is a “non -GAAP financial measure,” as defined in SEC rules. Cash G&A expense equals G&A excluding certain non-recurring acquisition and divestiture expenses and stock based compensation. Cash G&A is reported herein because this measure is commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to period. In addition, management believes cash G&A per Boe is used by analysts and others in valuation, comparison and investment recommendations of companies in the oil and gas industry to allow for analysis of G&A spend without regard to stock-based compensation programs which can vary substantially from company to company. Cash G&A per Boe should not be considered as an alternative to, or more meaningful than, total G&A per Boe as determined in accordance with U.S. GAAP and may not be comparable to other similar titled measures of other companies. We have not included in this presentation forward-looking G&A per Boe because such information is not accessible on a forward-looking basis without an unreasonable effort. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure, cash G&A per Boe, to the most directly comparable GAAP financial measure, G&A per Boe, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing this forward-looking non-GAAP financial measure without the directly comparable GAAP financial measure is that such GAAP financial measure may be materially different from the corresponding non-GAAP financial measure. 46 © 2017 Sanchez Energy Corporation Explanation of Non-GAAP Measures Disclosure of Net Present Value (“NPV”)